TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1998
100 FOUNTAIN PARKWAY, P.O. BOX 33030
ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN

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TABLE OF CONTENTS
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How Does the Fund Invest Its Assets?.........................  2
What Are the Risks of Investing in the Fund?.................  5
Investment Restrictions......................................  9
Officers and Trustees........................................ 10
Investment Management
 and Other Services.......................................... 16
How Does the Fund Buy
 Securities for Its Portfolio?............................... 17
How Do I Buy, Sell and Exchange Shares?...................... 18
How Are Fund Shares Valued?.................................. 22
Additional Information on
 Distributions and Taxes..................................... 22
The Fund's Underwriter....................................... 28
How Does the Fund Measure Performance?....................... 29
Miscellaneous Information.................................... 32
Financial Statements......................................... 33
Useful Terms and Definitions................................. 33
Appendix .................................................... 33
 Description of Ratings...................................... 33
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        When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."


The fund is a diversified, open-end management investment company. The Prospectus, dated May 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.





HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is long-term capital growth. This goal is fundamental, which means that it may not be changed without shareholder approval.

The following gives more detailed information about the fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Does the Fund Invest Its Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUND BUYS

EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines.

These changes in market value will be reflected in the fund's Net Asset Value.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Investment Counsel will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's Board, I.E., banks or broker-dealers which have been determined by Investment Counsel to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. The fund may lend to qualified securities dealers or other institutional investors, portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

BORROWING. The fund may borrow up to 10% of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

STRUCTURED INVESTMENTS. As a non-fundamental policy, no more than 5% of the fund's assets will be invested in structured investments. There are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flows on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flows on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.

FUTURES CONTRACTS. The fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The fund may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the fund's custodian. When writing a futures contract, the fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).

OPTIONS ON SECURITIES OR INDICES. The fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter markets.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The fund may write a call or put option only if the option is "covered." A call option on a security written by the fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security written by the fund is "covered" if the fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of Investment Counsel, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's investments. By writing a put option, the fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the fund's investments does not decline as anticipated, or if the value of the option does not increase, the fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the fund's security holdings being hedged.

The fund may purchase call options on individual securities to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. Similarly, the fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the fund's forward foreign currency transactions an amount of the fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not engaged in such contracts.

The fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the fund will be traded on U.S. and foreign exchanges or over-the-counter.

The fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the fund's portfolio securities or adversely affect the prices of securities that the fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on Investment Counsel's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

FOREIGN SECURITIES. The fund has an unlimited right to purchase securities in any developed foreign country, and may invest up to 40% of its total assets in securities in developing countries. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Although in most Eastern European countries the local currencies have been allowed to fluctuate according to their market value, various foreign exchange restrictions remain in effect, limiting the ability of foreign investors to repatriate their profits. The conversion rates for certain Eastern European currencies may be artificial to the actual markets values of the currencies and may be adverse to fund shareholders. Further, accounting standards which exist in Eastern European countries may differ from U.S. standards.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; and (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by Investment Counsel. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country, or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories.(See "Investment Management and Other Services-Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of Investment Counsel, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

LOW-RATED SECURITIES. Bonds rated Caa by Moody's are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. Such securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment, the fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

DERIVATIVE SECURITIES. The fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by the fund for hedging purposes also depends upon Investment Counsel's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

INVESTMENT RESTRICTIONS

The fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:

  1. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interest therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts except stock index futures contracts; invest in other open-end investment companies or, as an operating policy approved by the Board of Trustees, invest in closed-end investment companies.

  2. Purchase or retain securities of any company in which Trustees or Officers of the fund or of Investment Counsel, individually own more than 1/2 of 1% of the securities of such company or, in the aggregate, own more than 5% of the securities of such company.

  3. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. government securities).

  4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

  5. Act as an underwriter; issue senior securities except as set forth in investment restriction 7 below; or purchase on margin or sell short (but the fund may make margin payments in connection with options on securities or securities indices, foreign currencies, futures contracts and related options, and forward contracts and related options).

  6. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may enter into repurchase agreements and lend its portfolio securities.

  7. Borrow money, except that the fund may borrow money from banks in an amount not exceeding 10% of the value of the fund's total assets (not including the amount borrowed), or pledge, mortgage or hypothecate its assets for any purpose, except to secure borrowings and then only to an extent not greater than 15% of the fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

  8. Invest more than 5% of the value of the fund's total assets in securities of issuers which have been in continuous operation less than three years.

  9. Invest more than 5% of the fund's total assets in warrants, whether or not listed on the NYSE or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction.

10. Invest more than 15% of the fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the fund. Assets used as cover for over-the-counter options written by the fund are considered not readily marketable.

11.  Invest more than 25% of the fund's total assets in a single industry.

12. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Does the Fund Buy Securities For Its Portfolio?" as to transactions in the same securities for the fund and other Franklin Templeton Group of Funds and clients.)

The fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

If the fund receives from an issuer of securities held by the fund subscription rights to purchase securities of that issuer, and if the fund exercises such subscription rights at a time when the fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in investment restrictions 3 or 11 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).



                                      POSITIONS AND OFFICES
NAME, ADDRESS AND AGE                 WITH THE FUND             PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------------                 ---------------------     ------------------------------------------------

HARRIS J. ASHTON                       Trustee                  Director, RBC Holdings, Inc. (a bank holding
191 Clapboard Ridge Greenwich,                                  company) and Bar-S Foods (a meat packing company);
Connecticut                                                     director or trustee, as the case may be, of 50 of
Age 65                                                          the investment companies in the Franklin Templeton
                                                                Group of Funds; and formerly, President, Chief
                                                                Executive Officer and Chairman of the Board,
                                                                General Host Corporation (nursery and craft
                                                                centers).

* NICHOLAS F. BRADY                    Trustee                  Chairman, Templeton Emerging Markets Investment
The Bullitt House                                               Trust PLC, Templeton Latin America Investment Trust
102 East Dover Street                                           PLC, Darby Overseas Investments, Ltd. and Darby
Easton, Maryland                                                Emerging Markets Investments LDC (investment firms)
Age 68                                                          (1994-present); Chairman and Director, Templeton
                                                                Central and Eastern European Investment Company;
                                                                Director, Templeton Global Strategy Funds, Amerada
                                                                Hess Corporation, Christiana Companies, and the
                                                                H.J. Heinz Company; director or trustee, as the
                                                                case may be, of 21 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and formerly,
                                                                Secretary of the United States Department of
                                                                the Treasury (1988-1993) and Chairman of the
                                                                Board, Dillon, Read & Co., Inc. (investment
                                                                banking) prior to 1988.

FRANK J. CROTHERS                       Trustee                 Chairman, Atlantic Equipment & Power Ltd.; Vice
P.O. Box N-3238                                                 Chairman, Caribbean Utilities Co., Ltd.; President,
Nassau, Bahamas                                                 Provo Power Corporation; Director of various other
Age 53                                                          business and non-profit organizations; and director
                                                                or trustee, as the case may be, of 5 of the
                                                                investment companies in the Franklin Templeton
                                                                Group of Funds.

S. JOSEPH FORTUNATO                     Trustee                 Member of the law firm of Pitney, Hardin, Kipp &
Park Avenue at Morris County                                    Szuch;  director or trustee, as the case may be, of
P.O. Box 1945                                                   52 of the investment companies in the Franklin
Morristown, New Jersey                                          Templeton Group of Funds; and formerly, Director,
Age 65                                                          General Host Corporation (nursery and craft
                                                                centers).

JOHN Wm. GALBRAITH                      Trustee                 President, Galbraith Properties, Inc. (personal
360 Central Avenue                                              investment company); Director, Gulf West Banks,
Suite 1300                                                      Inc. (bank holding company) (1995-present);
St. Petersburg, Florida                                         director or trustee, as the case may be, of 20 of
Age 76                                                          the investment companies in the Franklin Templeton
                                                                Group of Funds; and formerly, Director, Mercantile
                                                                Bank (1991-1995), Vice Chairman, Templeton,
                                                                Galbraith & Hansberger Ltd. (1986-1992) and
                                                                Chairman, Templeton Funds Management, Inc.
                                                                (1974-1991).

ANDREW H. HINES, JR.                    Trustee                 Consultant for the Triangle Consulting Group;
150 Second Avenue N.                                            Executive-in-Residence of Eckerd College
St. Petersburg, Florida                                         (1991-present); director or trustee, as the case
Age 75                                                          may be, of 22 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and formerly,
                                                                Director, Checkers Drive-In Restaurant, Inc.;
                                                                Chairman of the Board and Chief Executive
                                                                Officer, Florida Progress Corporation
                                                                (1982-1990) and Director of various of its
                                                                subsidiaries.

EDITH E. HOLIDAY                        Trustee                 Director (1993-present), Amerada Hess Corporation
3239 38th Street, N.W.                                          and Hercules Incorporated; Director, Beverly
Washington, D.C.                                                Enterprises, Inc. (1995-present) and H.J. Heinz
Age 46                                                          Company (1994-present); director or trustee, as the
                                                                case may be, of 25 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and formerly,
                                                                Chairman (1995-1997) and Trustee (1993-1997) of
                                                                National Child Research Center; Assistant to the
                                                                President of the United States and Secretary of
                                                                the Cabinet (1990-1993), General Counsel to the
                                                                United States Treasury Department (1989-1990) and
                                                                Counselor to the Secretary and Assistant Secretary
                                                                for Public Affairs and Public Liaison-United
                                                                States Treasury Department (1988-1989).

* CHARLES B. JOHNSON                    Trustee, Chairman of    President, Chief Executive Officer and Director,
777 Mariners Island Blvd.                the Board and Vice     Franklin Resources, Inc.; Chairman of the Board and
San Mateo, California                        President          Director, Franklin Advisers, Inc., Franklin
Age 65                                                          Advisory Services, Inc., Franklin Investment
                                                                Advisory Services, Inc. and Franklin Templeton
                                                                Distributors, Inc.; Director, Franklin/Templeton
                                                                Investor Services, Inc., Franklin Templeton
                                                                Services, Inc.; officer and/or director or
                                                                trustee, as the case may be, of most of the
                                                                other subsidiaries of Franklin Resources, Inc.
                                                                and of 51 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and
                                                                formerly, Director, General Host Corporation
                                                                (nursery and craft centers).

* RUPERT H. JOHNSON, JR.                Trustee and Vice        Executive Vice President and Director, Franklin
777 Mariners Island Blvd.                 President             Resources, Inc. and Franklin Templeton
San Mateo, California                                           Distributors, Inc.; President and Director,
Age 57                                                          Franklin Advisers, Inc.; Senior Vice President and
                                                                Director, Franklin Advisory Services, Inc. and
                                                                Franklin Investment Advisory Services, Inc.;
                                                                Director, Franklin/Templeton Investor Services,
                                                                Inc.; officer and/or director or trustee, as the
                                                                case may be, of most of the other subsidiaries of
                                                                Franklin Resources, Inc. and of 54 of the
                                                                investment companies in the Franklin Templeton
                                                                Group of Funds.

BETTY P. KRAHMER                        Trustee                 Director or Trustee of various civic associations;
2201 Kentmere Parkway                                           director or trustee, as the case may be, of 21 of
Wilmington, Delaware                                            the investment companies in the Franklin Templeton
Age 68                                                          Group of Funds; and formerly, Economic Analyst,
                                                                U.S. government.

GORDON S. MACKLIN                       Trustee                 Chairman, White River Corporation (financial
8212 Burning Tree Road                                          services); Director, Fund American Enterprises
Bethesda, Maryland                                              Holdings, Inc., MCI Communications Corporation, CCC
Age 69                                                          Information Services Group, Inc. (information
                                                                services), MedImmune, Inc. (biotechnology),
                                                                Spacehab, Inc. (aerospace services) Real 3D
                                                                (softward); director or trustee, as the case may be,
                                                                of 50 of the investment companies in the Franklin
                                                                Templeton Group of Funds; and FORMERLY, Chairman,
                                                                Hambrecht and Quist Group, Director, H & Q
                                                                Healthcare Investors, Lockheed Martin Corporation and
                                                                President, National Association of Securities
                                                                Dealers, Inc.

FRED R. MILLSAPS                        Trustee                 Manager of personal investments (1978-present);
2665 N.E. 37th Drive                                            Director of various business and nonprofit
Fort Lauderdale, Florida                                        organizations; director or trustee, as the case may
Age 69                                                          be, of 22 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and formerly,
                                                                Chairman and Chief Executive Officer of Landmark Banking
                                                                Corporation (1969-1978), Financial Vice President of
                                                                Florida Power and Light (1965-1969) and Vice President
                                                                of the Federal Reserve Bank of Atlanta (1958-1965).

CONSTANTINE DEAN                        Trustee                 Physician, Lyford Cay Hospital (1987-present);
 TSERETOPOULOS                                                  Director of various nonprofit organizations;
Lyford Cay Hospital                                             director or trustee, as the case may be, of 5 of
P.O. Box N-7776                                                 the investment companies in the Franklin Templeton
Nassau, Bahamas                                                 Group of Funds; and formerly, Cardiology Fellow,
Age 44                                                          University of Maryland (1985-1987) and Internal
                                                                Medicine Intern, Greater Baltimore Medical Center
                                                                (1982-1985).

MARTIN L. FLANAGAN                      President               Senior Vice President and Chief Financial Officer,
777 Mariners Island Blvd.                                       Franklin Resources, Inc.; Executive Vice President
San Mateo, California                                           and Director, Templeton Worldwide, Inc.; Director,
Age 37                                                          Executive Vice President and Chief Operating
                                                                Officer, Templeton Investment Counsel, Inc.; Senior
                                                                Vice President and Treasurer, Franklin Advisers, Inc.;
                                                                Treasurer, Franklin Advisory Services, Inc.;
                                                                Treasurer and Chief Financial Officer, Franklin
                                                                Investment Advisory Services, Inc.; President, Franklin
                                                                Templeton Services, Inc.; Senior Vice President,
                                                                Franklin/Templeton Investor Services, Inc.; and officer
                                                                and/or director or trustee, as the case may be,
                                                                of 54 of the investment companies in the Franklin
                                                                Templeton Group of Funds.

HARMON E. BURNS                         Vice President          Executive Vice President and Director, Franklin
777 Mariners Island Blvd.                                       Resources, Inc.; Executive Vice President and
San Mateo, California                                           Director, Franklin Templeton Distributors, Inc. and
Age 53                                                          Franklin Templeton Services, Inc.; Executive Vice
                                                                President, Franklin Advisers, Inc.; Director,
                                                                Franklin/Templeton Investor Services, Inc.; and officer
                                                                and/or director or trustee, as the case may be,
                                                                and of 54 of the investment companies in the
                                                                Franklin Templeton Group of Funds.

CHARLES E. JOHNSON                      Vice President          Senior Vice President and Director, Franklin
500 East Broward Blvd.                                          Resources, Inc.; Senior Vice President, Franklin
Fort Lauderdale, Florida                                        Templeton Distributors, Inc.; President and
Age 41                                                          Director, Templeton Worldwide, Inc.; President,
                                                                Chief Executive Officer, Chief Investment Officer and
                                                                Director, Franklin Institutional Services Corporation;
                                                                Chairman and Director, Templeton Investment Counsel, Inc.;
                                                                Vice President, Franklin Advisers, Inc.; officer and/or
                                                                director of some of the subsidiaries of Franklin
                                                                Resources, Inc.; and officer and/or director or trustee,
                                                                as the case may be, of 35 of the investment companies
                                                                in the Franklin Templeton Group of Funds.

DEBORAH R. GATZEK                       Vice President          Senior Vice President and General Counsel, Franklin
777 Mariners Island Blvd.                                       Resources, Inc.; Senior Vice President, Franklin
San Mateo, California                                           Templeton Services, Inc. and Franklin Templeton
Age 49                                                          Distributors, Inc.; Vice President, Franklin
                                                                Advisers, Inc. and Franklin Advisory Services,
                                                                Inc.; Vice President, Chief Legal Officer and Chief
                                                                Operating Officer, Franklin Investment Advisory
                                                                Services, Inc.; and officer of 54 of the investment
                                                                companies in the Franklin Templeton Group of Funds.

HOWARD J. LEONARD                       Vice President          Executive Vice President, Portfolio
500 East Broward Blvd.                                          Management/Research, Templeton Investment Counsel,
Fort Lauderdale, Florida                                        Inc. (1989-present); and formerly, Director,
Age 38                                                          Investment Research for First Pennsylvania Bank
                                                                (1986-1989) and Security Analyst for Provident
                                                                National Bank (1981-1985).

JOHN R. KAY                             Vice President          Vice President and Treasurer, Templeton Worldwide,
500 East Broward Blvd.                                          Inc.; Assistant Vice President, Franklin Templeton
Fort Lauderdale, Florida                                        Distributors, Inc.; officer of 25 of the investment
Age 57                                                          companies in the Franklin Templeton Group of Funds;
                                                                and formerly, Vice President and Controller,
                                                                Keystone Group, Inc.





MARK G. HOLOWESKO                       Vice President          President and Chief Investment Officer, Templeton
Lyford Cay                                                      Global Advisors Limited; Executive Vice President
Nassau, Bahamas                                                 and Director, Templeton Worldwide, Inc.; officer of
Age 38                                                          21 of the investment companies in the Franklin
                                                                Templeton Group of Funds; and formerly, Investment
                                                                Administrator with RoyWest Trust Corporation
                                                                (Bahamas) Limited (1984-1985).

ELIZABETH M. KNOBLOCK                   Vice President -        General Counsel, Secretary and a Senior Vice
500 East Broward Blvd.                   Compliance             President, Templeton Investment Counsel, Inc.;
Fort Lauderdale, Florida                                        Senior Vice President, Templeton Global Investors,
Age 43                                                          Inc.; officer of 21 of the investment companies in
                                                                the Franklin Templeton Group of Funds; and
                                                                formerly, Vice President and Associate General
                                                                Counsel, Kidder Peabody & Co. Inc. (1989-1990),
                                                                Assistant General Counsel, Gruntal & Co., Inc.
                                                                (1988), Vice President and Associate General
                                                                Counsel, Shearson Lehman Hutton Inc. (1988), Vice
                                                                President and Assistant General Counsel, E.F.
                                                                Hutton & Co. Inc. (1986-1988), and Special Counsel
                                                                of the Division of Investment Management of the
                                                                U.S. Securities and Exchange Commission (1984-1986).

JAMES R. BAIO                           Treasurer               Certified Public Accountant; Treasurer, Franklin
500 East Broward Blvd.                                          Mutual Advisers, Inc.; Senior Vice President,
Fort Lauderdale, Florida                                        Templeton Worldwide, Inc., Templeton Global
Age 44                                                          Investors, Inc. and Templeton Funds Trust Company;
                                                                officer of 22 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and formerly,
                                                                Senior Tax Manager for Ernst & Young (certified
                                                                public accountants) (1977-1989).

BARBARA J. GREEN                        Secretary               Senior Vice President, Templeton Worldwide, Inc.;
500 East Broward Blvd.                                          Senior Vice President, Templeton Global Investors,
Fort Lauderdale, Florida                                        Inc.; officer of 21 of the investment companies in
Age 50                                                          the Franklin Templeton Group of Funds; and
                                                                formerly, Deputy Director of the Division of
                                                                Investment Management, Executive Assistant and
                                                                Senior Advisor to the Chairman, Counselor to the
                                                                Chairman, Special Counsel and Attorney Fellow, U.S.
                                                                Securities and Exchange Commission (1986-1995),
                                                                Attorney, Rogers & Wells, and Judicial Clerk, U.S.
                                                                District Court (District of Massachusetts).


*Nicholas  F.  Brady,  Charles  B.  Johnson  and  Rupert  H.  Johnson,  Jr.  are
"interested persons" as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that comprise a fund's board of directors. Charles B. Johnson and Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliation with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of Darby Emerging Markets Investments, LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Trustees of the fund are not interested persons.

The table above shows the officers and Board members who are affiliated with Distributors and Investment Counsel. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the fund pays the nonaffiliated Board members and Mr. Brady an annual retainer of $4,000, a fee of $350 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the fund and by other funds in the Franklin Templeton Group of Funds.


                                                                                          NUMBER OF BOARDS IN THE
                                                               TOTAL FEES RECEIVED FROM   FRANKLIN TEMPLETON GROUP
                                       TOTAL FEES RECEIVED      THE FRANKLIN TEMPLETON    OF FUNDS ON WHICH EACH
 NAME                                  FROM THE FUND*            GROUP OF FUNDS**         SERVES***
------                                 ------------------      ----------------------     -----------------------
Harris J. Ashton                               $5,400                  $344,642                       50
Nicholas F. Brady                               5,400                   119,675                       21
Frank J. Crothers                               5,680                    35,300                        5
S. Joseph Fortunato                             5,400                   361,562                       52
John Wm. Galbraith                              5,400                   117,675                       20
Andrew H. Hines, Jr.                            5,400                   144,175                       22
Edith E. Holiday                                5,400                    72,875                       25
Betty P. Krahmer                                5,400                   119,675                       21
Gordon S. Macklin                               5,400                   337,292                       50
Fred R. Millsaps                                5,514                   144,175                       22
Constantine Dean Tseretopoulos                  5,540                    33,775                        5


*For the fiscal year ended December 31, 1997.
**For the calendar year ended December 31, 1997.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 9, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 22,723 Class I shares, or less than 1%, of the total outstanding Class I shares of the fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The fund's investment manager is Investment Counsel. Investment Counsel provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Investment Counsel's activities are subject to the review and supervision of the Board to whom Investment Counsel renders periodic reports of the fund's investment activities. Investment Counsel and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

Investment Counsel and its affiliates act as investment manager to numerous other investment companies and accounts. Investment Counsel may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Investment Counsel on behalf of the fund. Similarly, with respect to the fund, Investment Counsel is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Investment Counsel and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Investment Counsel is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of Investment Counsel and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the fund pays Investment Counsel a monthly management fee equal to an annual rate of 0.80% of its average daily net assets. Each class pays its proportionate share of the management fee. Under a sub-advisory agreement that was terminated as of June 1, 1997, Investment Counsel paid InterCapital a sub-advisory fee equal to an annual rate of 0.25% of the fund's average daily net assets. This fee was not a separate expense of the fund but was paid by Investment Counsel from the management fees it received from the fund.

For the fiscal years ended December 31, 1997, 1996 and 1995, management fees totaling $6,354,032, $4,616,385 and $4,042,935, respectively, were paid to Investment Counsel. For the period from January 1, 1997 through May 31, 1997, and the fiscal years ended December 31, 1996 and 1995, Investment Counsel paid InterCapital sub-advisory fees of $729,630, $1,442,620 and $1,263,417, respectively.

MANAGEMENT AGREEMENT. The management agreement is in effect until April 30, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Investment Counsel, or by Investment Counsel on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended December 31, 1997, 1996 and 1995, the fund paid administration fees totaling $1,069,254, $809,015 and $712,244, respectively.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, are the fund's independent auditors. During the fiscal year ended December 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the fund included in the fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997, and review of the fund's filings with the SEC.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

Investment Counsel selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Investment Counsel seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the fund is negotiated between Investment Counsel and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Investment Counsel will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Investment Counsel, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Investment Counsel may pay certain brokers commissions that are higher than those another broker may charge, if Investment Counsel determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Investment Counsel's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Investment Counsel include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Investment Counsel in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to Investment Counsel in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Investment Counsel receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Investment Counsel to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Investment Counsel and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Investment Counsel will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by Investment Counsel are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Investment Counsel, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the fund.

During the fiscal years ended December 31, 1997, 1996 and 1995, the fund paid brokerage commissions totaling $1,068,549, $557,462 and $946,788, respectively. During the fiscal years ended December 31, 1997, 1996 and 1995, the fund paid no brokerage commissions on transactions allocated to Dean Witter Reynolds, Inc., an affiliate of InterCapital

As of December 31, 1997,  the fund owned  securities  issued by Merrill  Lynch &
Co., Inc. and Peregrine Investments Holdings Ltd. valued in the aggregate at $1,548,750 and $6,068,525, respectively. Except as noted, the fund did not own any other securities issued by its regular broker-dealers as of the end of the fiscal year.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                    SALES CHARGE
-------------------------------                    ------------
Under $30,000                                          3.0%
$30,000 but less than $50,000                          2.5%
$50,000 but less than $100,000                         2.0%
$100,000 but less than $200,000                        1.5%
$200,000 but less than $400,000                        1.0%
$400,000 or more                                         0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares, however, those who have shown an interest in the Franklin Templeton Funds are more likely to be considered. To the extent permitted by their firm's policies and procedures, a registered representative's expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Investment Counsel.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. The fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by the fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by the fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton`s Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the fund must meet certain specific requirements, including:

     The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

     The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

     The fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that 5.75% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. Dividends so designated by the fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt-financed.

Under the 1997 Act, the amount that the fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the fund were debt-financed or held by the fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by the fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the fund. The acceleration of income on section 1256 positions may require the fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the fund.

When the fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. The fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.

If the fund's section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. The fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the fund (if any), the amounts distributable to you by the fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the fund acquires shares in that corporation. While the fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, the fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. The fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause the fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the fund's shares, aggregate underwriting commissions for the fiscal years ended December 31, 1997, 1996 and 1995, were $2,526,530, $1,426,146 and $1,396,552, respectively. After allowances to dealers, Distributors retained $292,162, $170,283 and $223,955 in net underwriting discounts and commissions and received $7,564, $2,696 and $249 in connection with redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, the fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

THE CLASS II PLAN. Under the Class II plan, the fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Investment Counsel or by vote of a majority of the outstanding shares of the class.Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended December 31, 1997, the total amounts paid by the fund pursuant to the Class I and Class II plans were $1,919,317 and $264,215, respectively, which were used for the following purposes:



                                                       CLASS I              CLASS II
                                                       --------            ----------

Advertising                                            $   13,414           $    461
Printing and mailing of prospectuses                   $   90,260           $  3,105
  other than to current shareholders
Payments to underwriters                               $   29,138           $  6,057
Payments to broker-dealers                             $1,786,505           $254,592
Other                                                  $        0           $      0


HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one- and five-year periods ended December 31, 1997, and for the period from inception (February 28, 1990) through December 31, 1997, was 7.96%, 14.91% and 12.88%, respectively. The average annual total return for Class II for the one-year period ended December 31, 1997, and for the period from inception (May 1, 1995) through December 31, 1997, was 11.62% and 16.14%, respectively.

These figures were calculated according to the SEC formula:

P(1+T)n  = ERV

where:

P    =  a hypothetical initial payment of $1,000
T    =  average annual total return
n    =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one- and five-year periods ended December 31, 1997, and for the period from inception (February 28, 1990) through December 31, 1997, was 7.96%, 100.38% and 161.94%, respectively. The cumulative total return for Class II for the one-year period ended December 31, 1997, and for the period from inception (May 1, 1995) through December 31, 1997, was 11.62% and 49.19%, respectively.

VOLATILITY

Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and Investment Counsel may also refer to the following information:

a) Investment Counsel's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital
         International(R) or a similar financial organization.

c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

d) The geographic and industry distribution of the fund's portfolio and the fund's top ten holdings.

e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

f) To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

i) Allegorical stories illustrating the importance of persistent long-term investing.

j) The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

l) The number of shareholders in the fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

         /bullet/   "Never follow the crowd.  Superior performance is possible only if you invest differently from the crowd."

         /bullet/   "Diversify by company, by industry and by country."

         /bullet/   "Always maintain a long-term perspective."

         /bullet/   "Invest for maximum total real return."

         /bullet/   "Invest - don't trade or speculate."


--------

* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.


         /bullet/   "Remain flexible and open-minded about types of investment."

         /bullet/   "Buy low."

         /bullet/   "When buying stocks, search for bargains among quality
                     stocks."

         /bullet/   "Buy value, not market trends or the economic outlook."

         /bullet/   "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

         /bullet/   "Do your homework or hire wise experts to help you."

         /bullet/   "Aggressively monitor your investments."

         /bullet/   "Don't panic."

         /bullet/   "Learn from your mistakes."

         /bullet/   "Outperforming the market is a difficult task."

         /bullet/   "An investor who has all the answers doesn't even
                     understand all the questions."

         /bullet/   "There's no free lunch."

         /bullet/   "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 2.9 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $221 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goal, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i),(ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the fund, for the fiscal year ended December 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Trustees of the fund

CD - Certificate of deposit

CLASS I AND CLASS II - The fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INTERCAPITAL - Dean Witter InterCapital, Inc. - formerly the fund's sub-advisor.

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the fund's investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

PROSPECTUS - The prospectus for the fund dated May 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.